UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07528

INSURED MUNICIPAL INCOME FUND INC.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1.	Reports to Stockholders.

Insured Municipal Income Fund Inc.

Annual Report

March 31, 2007

Insured Municipal Income Fund Inc.

May 15, 2007

Dear Shareholder,

We are pleased to present you with the annual report for Insured Municipal Income Fund Inc. (the “Fund”) for the fiscal year ended March 31, 2007.

Performance

Over the one-year period, the Fund returned 6.31% on a net asset value basis and 8.83% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category, were 5.95% and 5.61% based on net asset value and market price, respectively. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”), returned 5.43% for the period. (For more performance information, please refer to “Performance at a glance” on page 6).

The Fund continued to use leverage during the period, which was approximately 39% of total assets as of March 31, 2007. While short-term rates rose at the beginning of the period and increased the Fund’s borrowing costs, this leverage still had a positive effect on the Fund’s income during the reporting period, as the yields on the Fund’s longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Kevin McIntyre

Q.	How would you describe the economic environment during the reporting period?
A.	After a prolonged period of overall solid growth, the US economy produced mixed results, with evidence of a slowdown apparent as the fiscal year drew to a close. Gross domestic product growth (or GDP—

Insured Municipal Income Fund Inc.

Investment goal:

High level of current income exempt from federal income tax, consistent with preservation of capital.

Portfolio manager:

Kevin McIntyre

UBS Global Asset

Management (Americas) Inc.

Commencement:

June 8, 1993

NYSE symbol:

PIF

Dividend payments:

Monthly

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Insured Municipal Income Fund Inc.

the market value of all goods and services produced within a country in a given period of time) during the second quarter of 2006 came in at 2.6%, followed by third and fourth quarter numbers of 2.0% and 2.5%, respectively. The advance estimate for first quarter 2007 GDP growth fell to 1.3%.

Overall, the period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and the cooling of the once red-hot housing market. However, employment growth and corporate earnings were relatively strong, and commodity prices decreased midway through the reporting period, easing some of the pressure on consumers. Late in the reporting period, a bout of volatility gripped the markets. On February 27, 2007, the Dow Jones Industrial Average declined over 400 points, and the Treasury market rallied significantly in response.

Q.	How did the Federal Reserve Board (the “Fed”) react to these economic conditions?
A.	At the beginning of the fiscal year in April 2006, the Fed continued its tightening campaign. It raised the federal funds rate (the interest rate banks charge each other for overnight loans) by 25 basis points (0.25%) twice, bringing it to 5.25% by July 2006. In early August, the Fed paused in what had been a series of 17 consecutive rate hikes stretching back to June 2004. The Fed then held rates steady for the duration of the review period, indicating that future rate movements would be data-dependent, as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. While the Fed remains focused on the risks of rising inflation, we currently expect the pause to continue through at least the first half of 2007.

Q.	How did the municipal bond market perform in this environment?
A.	On the whole, the municipal bond market outperformed Treasuries throughout the reporting period. During the first half of the reporting period, Treasury yields rose, resulting in corresponding price declines, while municipal securities with maturities of 10 to 15 years and longer increased in price during the same period. The difference when comparing performance between municipals and Treasuries was greatest in securities with maturities of around 30 years; the yields on these municipal bonds rose less than Treasury yields, with lack of supply causing municipal bond issues to be relatively expensive.

During the second half of the reporting period, municipals generally maintained their value versus Treasuries, with some slight underperformance among securities with a shorter maturity date (the short end of the yield curve). The municipal curve maintained its relative steepness versus the Treasury curve during this time. Municipal bonds in general continued to be expensive relative to Treasury bonds, but

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Insured Municipal Income Fund Inc.

moved closer to our fair value estimates during the latter half of the reporting period.

Q.	In general terms, how did you position the portfolio?
A.	In terms of duration, we kept a neutral position versus the Index at the beginning of the reporting period. (Duration is a measure of a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.) We maintained a modified “barbell” strategy, concentrating on securities at both ends of the maturity spectrum. Our position in longer-term maturities benefited the portfolio on an absolute basis, as the longer end of the curve outperformed every other area on the yield curve.

We also diversified away from higher grade securities to a limited extent during this time, increasing the Fund’s position in relatively lower-rated—but still investment-grade—securities. Additionally, we increased the Fund’s position in securities subject to the alternative minimum tax (AMT) to bring the Fund’s investment style more in line with that of its peers, with the goal of making it more competitive. Both of these strategies proved beneficial to Fund performance.

Toward the middle of the reporting period, we moved to a slightly shorter-than-neutral duration versus the Index, a stance which we maintained for the rest of the period. Although Treasury yields fell during this time, our moderate duration stance limited the impact that this event had on Fund performance. While we continued the modified “barbell” strategy, we did find opportunities in select areas. We sought to add A and BBB rated bonds where we believed the Fund would be compensated for taking on additional risk.

Q.	Which sector positions were important for the Fund?
A.	We focused our research on uncovering new opportunities in the water, airport and hospital sectors. This research indicates that the water sector tends to have stronger revenue and earnings stability than some other sectors of the municipal market, even in changing economic climates. We slightly increased the Fund’s position in water related bonds during the period. As we continued to view the sector positively, it represented the Fund’s largest sector position at period end.

Meanwhile, the airport sector continued to rebound, showing strong fundamentals throughout the period. A significant portion of airport sector bonds are subject to the AMT and tend to offer higher yields. The Fund owns NYC IDA revenue bonds for the Terminal One Group Association, which performed well over the period, helping us to diversify the credit quality of the portfolio.

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Insured Municipal Income Fund Inc.

While our long-term outlook for the healthcare sector as a whole generally remains on the negative side, we favor those issues that have benefited from the ongoing consolidation. With that in mind, we selectively added to our holdings in this sector, and performance has been solid in recent months.

Although the tobacco sector posted very strong performance yet again during the reporting period, we continued to avoid it, which detracted from performance during the period. We do not believe the potential rewards in the tobacco sector are commensurate with the risks our analysis indicates these bonds entail. In an attempt to concentrate Fund assets on risks we believe are likely to be compensated, we avoided exposure to this sector.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	As of March 31, 2007, the Fund had 67.1% of its assets invested in securities of issuers from five states. We continued to focus on states that exhibited improved fiscal health and offered what we considered to be attractively valued municipal bonds. Issues that we believe met that definition included long-term California bonds and New York securities. While we opportunistically reduced these positions at times to benefit performance, California remained our largest single state exposure at period end. During the period, we found Texas bonds attractive, and increased our exposure to New Jersey bonds, primarily with the purchase of New Jersey Transportation Trust Fund bonds, one of our best-performing bonds over the period. At the beginning of the reporting period, we maintained an underweight to Puerto Rico versus the Fund’s benchmark, which we selectively lessened throughout the period as Puerto Rico’s credit improved.

Q.	What is your outlook for the economy and the municipal fixed income market?
A.	Throughout the reporting period, corporate earnings appeared quite healthy, while employment and wage data appeared strong. We plan to continue to monitor a number of factors, including inflation and the overall strength of the economy, both of which will likely be primary factors in the Fed’s future decisions on interest rates. We believe that it is likely that the economy will recover to trendlike growth, and we do not believe that the cooling housing market will likely cause a recession. With respect to the municipal bond market, we believe there continue to be pockets of attractive valuations along the yield curve and within certain sectors. Our in-house research should help position the Fund well in hopes of taking advantage of those investment opportunities we identify in the months and quarters that follow.

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Insured Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp

President

Insured Municipal Income Fund Inc.

Head of the Americas

UBS Global Asset Management (Americas) Inc.

Kevin McIntyre

Portfolio Management Team

Insured Municipal Income Fund Inc.

Director

UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III

Portfolio Management Team

Insured Municipal Income Fund Inc.

Managing Director

UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2007. The views and opinions in the letter were current as of May 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/07

Net asset value returns	1 year	5 years	10 years
Insured Municipal Income Fund Inc.	6.31%	5.47%	6.07%
Lipper Insured Municipal Debt Funds (Leveraged) median	5.95	6.82	6.47

Market price returns
Insured Municipal Income Fund Inc.	8.83%	6.60%	7.46%
Lipper Insured Municipal Debt Funds (Leveraged) median	5.61	6.95	6.56

Index returns
Lehman Brothers Municipal Bond Index	5.43%	5.50%	5.87%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/07
Market price	$13.48
Net asset value (per share applicable to common shareholders)	$14.96
March 2007 dividend	$0.05
Market yield*	4.45%
NAV yield*	4.01%

*	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

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Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/07		09/30/06		03/31/06
Net assets applicable to common shareholders (mm)	$308.6		$309.6		$303.3
Weighted average maturity	15.7	yrs	15.0	yrs	15.4	yrs
Weighted average modified duration	4.6	yrs	4.9	yrs	5.2	yrs
Weighted average coupon	5.1%		5.1%		5.1%
Leverage**	39.3%		40.1%		39.7%
Securities subject to alternative minimum tax (AMT)*	15.9%		14.8%		8.6%
Maturing within five years*	8.2%		13.6%		12.3%
Maturing beyond five years*	91.8%		86.4%		87.7%
Insured securities*	81.8%		81.3%		83.4%
Non-insured securities*	18.2%		18.7%		16.6%

Portfolio composition***	03/31/07		09/30/06		03/31/06
Long-term municipal bonds	94.6%		89.0%		91.2%
Short-term municipal notes	5.8		10.6		8.0
Futures and swaps	0.1		(0.1)		0.0	†
Other assets less liabilities	(0.5)		0.5		0.8
Total	100.0%		100.0%		100.0%

Credit quality*	03/31/07		09/30/06		03/31/06
AAA	76.4%		71.0%		82.8%
AA	5.4		8.7		1.1
A	3.2		2.2		1.2
BBB	6.7		4.9		4.6
A-1	1.1		9.8		8.1
Nonrated	7.2		3.4		2.2
Total	100.0%		100.0%		100.0%

*	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

**	As a percentage of total assets as of the dates indicated.

***	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

†	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

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Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states*	03/31/07		09/30/06		03/31/06
California	31.7%	California	26.3%	California	30.5%
New York	10.6	New York	13.4	Texas	15.5
Florida	10.2	Florida	7.4	New York	14.2
Texas	8.2	Texas	7.0	Florida	7.4
South Carolina	6.4	South Carolina	6.5	South Carolina	4.9
Total	67.1%		60.6%		72.5%

Top five sectors*	03/31/07		09/30/06		03/31/06
Water	25.6%	Water	20.8%	Water	25.4%
General obligations	17.7	Power	14.5	Power	17.5
Power	11.3	Airport	12.1	Airport	8.4
Airport	11.1	Hospital	9.1	Hospital	4.0
Hospital	7.0	Transportation	7.3	University	2.5
Total	72.7%		63.8%		57.8%

*	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—159.01%
California—53.44%
$3,000	California State Department of Water Resources Revenue-Central Valley Project-Series AC (MBIA Insured)	Aaa	AAA	12/01/27	5.000%	$3,175,290
4,000	California State General Obligation	A1	A+	02/01/33	5.000	4,321,400
30	California State General Obligation (FGIC Insured)	Aaa	AAA	11/01/12	7.000	30,084
7,000	California State General Obligation Refunding-Series 2	A1	A+	09/01/27	5.000	7,370,160
3,305	Chino Valley Unified School District-Series A (FSA Insured)	Aaa	AAA	08/01/26	5.000	3,480,628
13,500	Contra Costa County Public Financing Lease Revenue Refunding-Medical Center-Series B (MBIA Insured)	Aaa	AAA	06/01/17	5.000	14,729,175
2,000	Long Beach Finance Authority Lease Revenue-Aquarium of the South Pacific (AMBAC Insured)	Aaa	AAA	11/01/15	5.500	2,154,880
5,000	Long Beach Harbor Revenue Refunding-Series A (FGIC Insured)[1]	Aaa	AAA	05/15/13	6.000	5,566,950
5,000	Los Angeles Community College District Refunding-Election 2001-Series A (FSA Insured)	Aaa	AAA	08/01/25	5.000	5,307,500

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
California—(continued)
$9,000	Los Angeles Community College District Refunding-Election 2001-Series A (FSA Insured)	Aaa	AAA	06/01/26	5.000%	$9,540,450
8,475	Los Angeles County Sanitation Districts Financing Authority Revenue-Capital Projects-Series A (FSA Insured)	Aaa	AAA	10/01/20	5.000	9,059,944
11,625	Los Angeles Wastewater System Revenue Refunding-Subseries A (MBIA Insured)	Aaa	AAA	06/01/26	5.000	12,228,454
5,000	Los Angeles Water & Power Revenue-Power System-Series A, Subseries A-2 (MBIA-IBC Insured)	Aaa	AAA	07/01/30	5.000	5,262,600
6,000	Los Angeles Water & Power Revenue-Power System-Series B (FSA Insured)	Aaa	AAA	07/01/25	5.000	6,338,880
15,000	Manteca Financing Authority Water Revenue-Series A (MBIA Insured)	Aaa	AAA	07/01/33	4.750	15,332,700
10,000	Metropolitan Water District of Southern California Waterworks Revenue-Series A (FSA Insured)	Aaa	AAA	07/01/35	5.000	10,566,700

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
California—(continued)
$7,160	Oxnard Financing Authority Wastewater Revenue-Redwood Trunk Sewer & Headworks-Series A (FGIC Insured)	Aaa	AAA	06/01/34	5.250%	$7,673,945
10,000	Sacramento County Sanitation District Financing Authority Revenue Refunding (AMBAC Insured)	Aaa	AAA	12/01/27	5.000	10,370,700
7,000	Sacramento Municipal Utility District Electric Revenue-Municipal Utility District-Series R (MBIA Insured)	Aaa	AAA	08/15/19	5.000	7,487,690
5,000	Sacramento Municipal Utility District Electric Revenue-Municipal Utility District-Series R (MBIA Insured)	Aaa	AAA	08/15/33	5.000	5,230,000
4,000	San Francisco City & County Airports Commission International Airport Revenue Refunding-Second Series 27B (FGIC Insured)	Aaa	AAA	05/01/15	5.250	4,220,560
3,000	San Francisco City & County Public Utilities Commission Water Revenue-Series A (MBIA Insured)	Aaa	AAA	11/01/25	5.000	3,157,950

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
California—(concluded)
$7,910	San Jose Libraries, Parks & Public Safety Project (MBIA Insured)	Aaa	AAA	09/01/27	5.000%	$8,298,855
3,825	Walnut Energy Center Authority Revenue-Series A (AMBAC Insured)	Aaa	AAA	01/01/34	5.000	3,987,065
						164,892,560
District of Columbia—4.05%
4,000	District of Columbia Hospital Revenue Refunding-Medlantic Healthcare-Series A (Escrowed to Maturity) (MBIA Insured)	Aaa	AAA	08/15/14	5.750	4,086,280
6,000	District of Columbia Water & Sewer Authority Public Utility Revenue-Subordinate Lien Revenue (FGIC Insured)	Aaa	AAA	10/01/33	5.000	6,242,940
2,000	Metropolitan Washington, D.C. Airport Authority Airport System Revenue-Series A (MBIA Insured)[1]	Aaa	AAA	10/01/16	5.250	2,171,480
						12,500,700
Florida—12.29%
8,000	Florida State Board of Education-Capital Outlay-Series E (FGIC Insured)	Aaa	AAA	06/01/24	5.000	8,385,040

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Florida—(continued)
$10,220	Florida State Board of Education-Public Education-Series A (FSA Insured)	Aaa	AAA	06/01/27	5.000%	$10,750,520
1,060	Hillsborough County Port District Revenue-Tampa Port Authority Project-Series A (MBIA Insured)[1]	Aaa	AAA	06/01/16	5.750	1,155,464
1,115	Hillsborough County Port District Revenue-Tampa Port Authority Project-Series A (MBIA Insured)[1]	Aaa	AAA	06/01/17	5.750	1,214,324
1,175	Hillsborough County Port District Revenue-Tampa Port Authority Project-Series A (MBIA Insured)[1]	Aaa	AAA	06/01/18	5.750	1,279,669
1,240	Hillsborough County Port District Revenue-Tampa Port Authority Project-Series A (MBIA Insured)[1]	Aaa	AAA	06/01/19	5.750	1,350,459
10,000	Miami-Dade County Aviation Revenue Refunding-Miami International Airport-Series B (XLCA Insured)[1]	Aaa	AAA	10/01/18	5.000	10,537,800

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
$3,000	Miami-Dade County Expressway Authority Toll System Revenue-Series B (FGIC Insured)	Aaa	AAA	07/01/26	5.250%	$3,243,690
						37,916,966
Georgia—9.08%
11,545	Atlanta Airport Revenue Refunding-Series D (FGIC Insured)[1]	Aaa	AAA	01/01/15	5.250	12,369,775
1,015	Columbus Building Authority Lease Revenue-Series A (FGIC Insured)	Aaa	AAA	01/01/16	5.250	1,106,695
5,000	George L Smith II World Congress Center Authority Revenue Refunding-Domed Stadium Project (MBIA Insured)[1]	Aaa	AAA	07/01/14	5.750	5,312,750
15	Georgia Municipal Electric Authority Power Revenue-Series Y (Escrowed to Maturity) (MBIA-IBC Insured)	Aaa	AAA	01/01/10	10.000	17,433
4,515	Georgia Municipal Electric Authority Power Revenue-Unrefunded Balance-Series Y (FSA-CR Insured)[2]	Aaa	AAA	01/01/10	10.000	5,248,597

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Georgia—(concluded)
$3,410	Georgia Municipal Electric Authority Power Revenue-Unrefunded Balance-Series Y (MBIA-IBC Insured)	Aaa	AAA	01/01/10	10.000%	$3,964,057
						28,019,307
Illinois—3.72%
1,500	Chicago General Obligation-Series A (FSA Insured)	Aaa	AAA	01/01/25	5.000	1,572,525
2,000	Chicago General Obligation-Series A (FSA Insured)	Aaa	AAA	01/01/26	5.000	2,094,300
4,500	Illinois Health Facilities Authority Revenue-Franciscan Sisters Health Care-Series C (Escrowed to Maturity) (MBIA Insured)	Aaa	AAA	09/01/18	5.750	5,042,430
2,395	Metropolitan Pier & Exposition Authority Dedicated State Tax-Series A-2002 (Pre-refunded with US Government Securities to 06/15/19 @ 100) (FGIC Insured)	Aaa	AAA	12/15/23	5.500	2,782,822
						11,492,077

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Indiana—4.77%
$5,000	Indiana Health & Educational Facilities Financing Authority Hospital Revenue Refunding-Clarian Health Obligation Group-Series B	A2	A+	02/15/30	5.000%	$5,158,850
8,000	Indianapolis Airport Authority Revenue Refunding-Special Facilities-Fed Ex Corp. Project (Federal Express Co. GTD)[1]	Baa2	BBB	01/15/17	5.100	8,476,400
1,000	Indiana University Revenue-Student Fee-Series O (FGIC Insured)	Aaa	AAA	08/01/18	5.250	1,077,420
						14,712,670
Maine—1.56%
4,785	Maine Health & Higher Educational Facilities Authority Revenue-Series A (Escrowed to Maturity) (FSA Insured)	NR	AAA	07/01/23	5.500	4,823,519
Michigan—3.91%
5,525	Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group-Series D	Aa3	AA-	08/15/25	5.000	5,770,586

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Michigan—(concluded)
$6,000	Michigan State Hospital Finance Authority Revenue-Trinity Health Credit Group-Series A	Aa2	AA-	12/01/26	5.000%	$6,295,140
						12,065,726
Minnesota—1.72%
5,000	Minneapolis & St. Paul Metropolitan Airport Commission Airport Revenue-Series B (FGIC Insured)[1]	Aaa	AAA	01/01/19	6.000	5,312,100
Missouri—1.32%
1,740	St. Louis Airport Revenue-Capital Improvement Program-Series A (Pre-refunded with US Government Securities to 07/01/12 @ 100) (MBIA Insured)	Aaa	AAA	07/01/15	5.375	1,878,730
2,035	St. Louis Airport Revenue-Capital Improvement Program-Series A (Pre-refunded with US Government Securities to 07/01/12 @ 100) (MBIA Insured)	Aaa	AAA	07/01/16	5.375	2,197,251
						4,075,981

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Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Nevada—1.43%
$4,200	Clark County-Bond Bank-Unrefunded Balance (MBIA Insured)	Aaa	AAA	06/01/32	5.000%	$4,404,414
New Jersey—4.65%
3,150	New Jersey Economic Development Authority Revenue-Cigarette Tax (FGIC Insured)	Aaa	AAA	06/15/09	5.000	3,240,626
10,000	New Jersey Transportation Trust Fund Authority-Transportation System-Series A	A1	AA-	12/15/20	5.250	11,096,300
						14,336,926
New Mexico—2.85%
4,130	University of New Mexico Revenue-Hospital Mortgage (FSA-FHA Insured)	Aaa	AAA	01/01/23	5.000	4,345,008
4,230	University of New Mexico Revenue-Hospital Mortgage (FSA-FHA Insured)	Aaa	AAA	07/01/23	5.000	4,450,214
						8,795,222
New York—17.96%
5,000	Hudson Yards Infrastructure Corp. Revenue-Series A (FGIC Insured)	Aaa	AAA	02/15/47	5.000	5,288,850
5,650	Metropolitan Transportation Authority Dedicated Tax Fund-Series A (FSA Insured)	Aaa	AAA	11/15/24	5.250	6,067,083

18

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
New York—(continued)
$4,615	New York City General Obligation- Subseries F-1	A1	AA-	09/01/25	5.000%	$4,857,657
5,000	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/15	5.500	5,464,000
6,685	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/16	5.500	7,315,596
2,750	New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project[1]	A3	BBB+	01/01/18	5.500[3]	2,986,307
7,000	New York City Municipal Water Finance Authority Water & Sewer System Revenue-Series C (MBIA Insured)	Aaa	AAA	06/15/26	5.000	7,424,900
10,080	New York City Municipal Water Finance Authority Water & Sewer System Revenue-Series C (MBIA Insured)	Aaa	AAA	06/15/27	5.000	10,677,442

19

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
New York—(concluded)
$5,000	Triborough Bridge & Tunnel Authority Revenue-Subordinate Bonds (AMBAC Insured)	Aaa	AAA	11/15/26	5.125%	$5,336,300
						55,418,135
Pennsylvania—6.69%
15,390	Allegheny County Sanitation Authority Sewer Revenue Refunding-Series A (MBIA Insured)	Aaa	AAA	12/01/23	5.000	16,391,120
4,000	Philadelphia Authority For Industrial Development Airport Revenue-Philadelphia Airport System Project-Series A (FGIC Insured)[1]	Aaa	AAA	07/01/18	5.500	4,253,120
						20,644,240
Puerto Rico—3.42%
10,000	University of Puerto Rico-University Revenue Refunding System-Series P	Baa2	BBB	06/01/21	5.000	10,548,500
South Carolina—10.88%
2,500	Medical University of South Carolina Hospital Authority- Hospital Facilities Revenue Refunding-Series A (MBIA-FHA Insured)	Aaa	AAA	02/15/25	5.250	2,664,875

20

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
South Carolina—(concluded)
$1,000	Myrtle Beach Water & Sewer Revenue System Refunding (Pre-refunded with US Government Securities to 03/01/13 @ 100) (FGIC Insured)	Aaa	AAA	03/01/15	5.375%	$1,087,170
20,000	South Carolina Public Service Authority Revenue-Santee Cooper-Series A (MBIA Insured)	Aaa	AAA	01/01/25	5.000	21,250,800
8,180	South Carolina Transportation Infrastructure Bank Revenue-Series A (AMBAC Insured)	Aaa	NR	10/01/33	5.000	8,568,141
						33,570,986
Texas—12.48%
5,170	Fort Bend Independent School District Refunding-Series A (PSF-GTD)	NR	AAA	08/15/26	5.250	5,596,163
13,500	Houston Utility System Revenue Refunding-First Lien-Series A (FGIC Insured)	Aaa	AAA	05/15/23	5.250	14,580,000
5,665	Houston Utility System Revenue Refunding-First Lien-Series A (MBIA Insured)	Aaa	AAA	05/15/25	5.250	6,118,200

21

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(continued)
Texas—(concluded)
$2,000	Jefferson County General Obligation Refunding (FGIC Insured)	Aaa	AAA	08/01/20	5.250%	$2,135,780
720	San Antonio Water Revenue (Pre-refunded with US Government Securities to 05/15/07 @ 100) (MBIA Insured)	Aaa	AAA	05/15/16	6.000	795,924
9,000	Wylie Independent School District Refunding (PSF-GTD)	Aaa	AAA	08/15/30	5.000	9,270,090
						38,496,157
Washington—2.39%
2,220	Cowlitz County School District No. 458 Kelso (FSA Insured)	Aaa	NR	12/01/15	5.750	2,426,771
1,000	Cowlitz County School District No. 458 Kelso (FSA Insured)	Aaa	NR	12/01/18	5.750	1,090,680
1,500	King County Public Hospital District No. 2 Refunding-Evergreen Healthcare (MBIA Insured)	Aaa	AAA	12/01/18	5.000	1,608,150
2,095	King County Public Hospital District No. 2 Refunding-Evergreen Healthcare (MBIA Insured)	Aaa	AAA	12/01/19	5.000	2,237,418
						7,363,019

22

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity dates	Interest rates	Value
Long-term municipal bonds—(concluded)
Wisconsin—0.40%
$1,105	Ladysmith-Hawkins School District Refunding (FGIC Insured)	Aaa	NR	04/01/20	5.500%	$1,231,931
Total long-term municipal bonds (cost—$483,932,324)						490,621,136
Short-term municipal notes[4]—9.74%
Florida—4.93%
15,215	Sunshine State Governmental Financing Commission Revenue (AMBAC Insured)	VMIG-1	NR	04/02/07	3.800	15,215,000
Illinois—0.95%
2,950	Chicago Midway Airport Revenue-Second Lien-Series B (MBIA Insured)[1]	VMIG-1	A-1+	04/02/07	3.810	2,950,000
Kentucky—1.62%
5,000	Lexington-Fayette Urban County Airport Corp. Revenue-1st Mortgage-Series A (MBIA Insured)[1]	VMIG-1	NR	04/02/07	3.830	5,000,000
Missouri—0.94%
2,900	Missouri Health & Educational Facilities Authority- Educational Facilities Revenue-St. Louis University-Series A (MBIA Insured)	VMIG-1	A-1+	04/02/07	3.750	2,900,000

23

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2007

Principal amount (000)		Moody’s rating (unaudited)	S&P rating (unaudited)	Maturity date	Interest rate	Value
Short-term municipal notes[4]—(concluded)
Texas—1.30%
$4,000	Bell County Health Facilities Development Corp. Revenue- Scott & White Memorial Hospital-Series 2001-2 (MBIA Insured)	VMIG-1	NR	04/02/07	3.770%	$4,000,000
Total short-term municipal notes (cost—$30,065,000)						30,065,000
Total investments (cost—$513,997,324)—168.75%						520,686,136
Liabilities in excess of other assets—(0.69)%						(2,134,563)
Liquidation value of auction preferred shares—(68.06)%						(210,000,000)
Net assets applicable to common shareholders—100.00%						$308,551,573
1	Security subject to Alternative Minimum Tax.
2	Partial amount delivered to broker as collateral for futures transactions.
3	Floating rate security. The interest rate shown is the current rate as of March 31, 2007.
4	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2007.

AMBAC	American Municipal Bond Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FSA	Financial Security Assurance
GTD	Guaranteed
IBC	Insured Bond Certificate
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Futures contracts

Number of contracts	Sale contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation
135	US Treasury Bond 20 Year Futures	June 2007	$15,230,364	$15,018,750	$211,614
170	US Treasury Note 10 Year Futures	June 2007	18,465,774	18,381,250	84,524
305			$33,696,138	$33,400,000	$296,138

See accompanying notes to financial statements

24

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2007

Assets:
Investments in securities, at value (cost–$513,997,324)	$520,686,136
Cash	36,332
Receivable for investments sold	6,284,787
Receivable for interest	6,597,705
Receivable for variation margin	63,438
Other assets	37,425
Total assets	533,705,823

Liabilities:
Payable for investments purchased	14,689,215
Payable to investment advisor and administrator	219,369
Dividends payable to auction preferred shareholders	91,563
Accrued expenses and other liabilities	154,103
Total liabilities	15,154,250
Auction preferred shares Series A, B, C, D, E & F–4,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	210,000,000
Net assets applicable to common shareholders	$308,551,573

Net assets applicable to common shareholders:
Common stock–$0.001 par value per common share; 199,995,800 shares authorized; 20,628,363 shares issued and outstanding	$301,976,191
Accumulated undistributed net investment income	141,442
Accumulated net realized loss from investments, futures and swaps	(551,010)
Net unrealized appreciation of investments and futures	6,984,950
Net assets applicable to common shareholders	$308,551,573
Net asset value per common share ($308,551,573 applicable to 20,628,363 common shares outstanding)	$14.96

See accompanying notes to financial statements

25

Insured Municipal Income Fund Inc.

Statement of operations

For the year ended March 31, 2007
Investment income:
Interest	$23,200,807

Expenses:
Investment advisory and administration fees	4,646,224
Auction preferred shares expenses	603,632
Custody and accounting fees	188,220
Reports and notices to shareholders	105,631
Professional fees	91,652
Directors’ fees	28,820
Insurance fees	23,473
Transfer agency fees	21,402
Stock exchange listing fees	19,628
Other expenses	15,629
5,744,311
Less: Fee waivers by investment advisor and administrator	(1,914,331)
Net expenses	3,829,980
Net investment income	19,370,827

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	886,092
Futures	(1,189,986)
Swaps	628,333
Net change in unrealized appreciation/depreciation of:
Investments	6,507,710
Futures	295,452
Swaps	(413,608)
Net realized and unrealized gain from investment activities	6,713,993

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(7,077,445)
Net realized gains from investment activities	(361,884)
Total dividends and distributions paid to auction preferred shareholders	(7,439,329)
Net increase in net assets applicable to common shareholders resulting from operations	$18,645,491

See accompanying notes to financial statements

26

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended March 31,
	2007	2006
From operations:
Net investment income	$19,370,827	$18,502,388
Net realized gains from investments, futures and swaps	324,439	6,929,139
Net change in unrealized appreciation/depreciation of investments, futures and swaps	6,389,554	(6,284,086)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(7,077,445)	(4,609,332)
Net realized gains from investment activities	(361,884)	(1,383,754)
Total dividends and distributions paid to auction preferred shareholders	(7,439,329)	(5,993,086)
Net increase in net assets applicable to common shareholders resulting from operations	18,645,491	13,154,355

Dividends and distributions paid to common shareholders from:
Net investment income	(12,707,071)	(13,490,950)
Net realized gains from investment activities	(701,365)	(4,381,465)
Total dividends and distributions paid to common shareholders	(13,408,436)	(17,872,415)
Net increase (decrease) in net assets applicable to common shareholders	5,237,055	(4,718,060)

Net assets applicable to common shareholders:
Beginning of year	303,314,518	308,032,578
End of year	$308,551,573	$303,314,518
Accumulated undistributed net investment income	$141,442	$483,299

See accompanying notes to financial statements

27

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the year ended March 31, 2007
Net asset value, beginning of year	$14.70
Net investment income	0.94 [1]
Net realized and unrealized gains (losses) from investment activities	0.33
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.34)
Net realized gains from investment activities	(0.02)
Total dividends and distributions paid to auction preferred shareholders	(0.36)
Net increase from operations	0.91
Dividends and distributions paid to common shareholders from:
Net investment income	(0.62)
Net realized gains from investment activities	(0.03)
Total dividends and distributions paid to common shareholders	(0.65)
Auction preferred shares offering expenses	—
Net asset value, end of year	$14.96
Market value, end of year	$13.48
Total investment return[3]	8.83%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor and administrator	1.25%
Total expenses, before fee waivers by advisor and administrator	1.88%
Net investment income before auction preferred shares dividends	6.32%
Auction preferred shares dividends from net investment income	2.31%
Net investment income available to common shareholders	4.01%
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$308,552
Portfolio turnover	39%
Asset coverage per share of auction preferred shares, end of year	$123,465

1	Calculated using the average month-end common shares outstanding for the year.
2	Amount represents less than $0.005 per common share.
3	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

See accompanying notes to financial statements

28

Insured Municipal Income Fund Inc.

For the years ended March 31,
2006	2005	2004	2003
$14.93	$15.39	$15.76	$15.15
0.90	0.83	0.84	0.97
0.02	(0.31)	0.00 [2]	0.58

(0.22)	(0.14)	(0.07)	(0.10)
(0.07)	(0.01)	(0.02)	—
(0.29)	(0.15)	(0.09)	(0.10)
0.63	0.37	0.75	1.45

(0.65)	(0.76)	(0.84)	(0.84)
(0.21)	(0.07)	(0.24)	—
(0.86)	(0.83)	(1.08)	(0.84)
—	—	(0.04)	—
$14.70	$14.93	$15.39	$15.76
$13.02	$12.71	$14.48	$13.98
9.51%	(6.55)%	11.75%	10.61%

1.39%	1.51%	1.35%	1.41%
1.90%	1.96%	1.62%	1.60%
5.95%	5.52%	5.42%	6.23%
1.48%	0.90%	0.44%	0.61%
4.47%	4.62%	4.98%	5.62%

$303,315	$308,033	$317,568	$325,060
57%	50%	37%	24%
$122,218	$123,341	$125,612	$158,353

29

Insured Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies

Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange,

30

Insured Municipal Income Fund Inc.

Notes to financial statements

the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be

31

Insured Municipal Income Fund Inc.

Notes to financial statements

required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty became insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements for hedging purposes. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps. At March 31, 2007, the Fund was not invested in any interest rate swap agreements.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These

32

Insured Municipal Income Fund Inc.

Notes to financial statements

“book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator

The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. For the period April 1, 2006 through July 31, 2006, UBS Global AM had agreed to waive 0.30% of the advisory and administration fee, so that the Fund’s effective fee was 0.60% of average weekly net assets attributable to holders of common and auction preferred shares. Effective August 1, 2006, UBS Global AM agreed to further reduce the Fund’s management fee so that the Fund’s effective fee for the period August 1, 2006 through March 31, 2007 was 0.83% of the Fund’s average weekly net assets attributable only to holders of common shares. (Since the Fund pays a fee that is now computed based only on a portion of the Fund’s assets, the overall fee rate paid by the Fund for the period August 1, 2006, through March 31, 2007, declined to the equivalent of 0.49% of average weekly net assets attributable to holders of common and auction preferred shares.) This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2007, the Fund owed UBS Global AM $219,369 for investment advisory and administration fees, which is composed of $398,391 of investment advisory and administration fees less fees waived of $179,022. For the year ended March 31, 2007, UBS Global AM waived $1,914,331 of investment advisory and administration fees from the Fund.

33

Insured Municipal Income Fund Inc.

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $44,877,046. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares

The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, 800 shares of auction preferred shares Series C, 600 shares of auction preferred shares Series D, 600 shares of auction preferred shares Series E and 600 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, and/or capital gain distributions, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of March 31, 2007 for each Series of APS were as follows:

Series A	3.700%
Series B	3.750%
Series C	3.599%
Series D	3.750%
Series E	3.750%
Series F	3.500%

34

Insured Municipal Income Fund Inc.

Notes to financial statements

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Purchases and sales of securities

For the year ended March 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $190,348,340 and $187,428,671, respectively.

Federal tax status

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended March 31, 2007 and March 31, 2006 were as follows:

Distributions paid from:	2007	2006
Tax-exempt income	$19,708,281	$18,093,862
Ordinary income	77,910	763,385
Net long-term capital gains	1,061,574	5,008,254
Total distributions paid	$20,847,765	$23,865,501

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$546,384
Net unrealized appreciation of investments	6,120,561
Total accumulated earnings	$6,666,945

35

Insured Municipal Income Fund Inc.

Notes to financial statements

The differences between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and premium amortization adjustments.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at March 31, 2007 were as follows:

Tax cost of investments	$514,565,575
Gross unrealized appreciation	6,986,804
Gross unrealized depreciation	(866,243)
Net unrealized appreciation	$6,120,561

To reflect reclassifications arising from permanent “book/tax” differences for the year ended March 31, 2007, the Fund’s undistributed net investment income was increased by $71,832 and accumulated net realized losses from investments, futures and swaps was increased by $71,832. These differences are primarily due to the tax treatment of market discount and reclassification of dividends.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Fund’s September 30, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

36

Insured Municipal Income Fund Inc.

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

May 14, 2007

37

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund

Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

38

Insured Municipal Income Fund Inc.

General information (unaudited)

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

39

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1993	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

40

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of

29 investment companies (consisting of

48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

41

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 71 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (since June 2003). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 66 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as President of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

42

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

43

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 47 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman) and the Hoover Institution (executive committee).

44

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

45

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

46

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

47

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Elbridge T. Gerry III*; 50	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

48

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM— Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

49

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin McIntyre*; 40	Vice President	Since 2005	Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM—Americas region. He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

50

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 40	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies, (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

51

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

53

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

54

Insured Municipal Income Fund Inc.

New York Stock Exchange Certifications (unaudited)

Insured Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on August 17, 2006 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

55

(This page has been left blank intentionally)

56

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	EIbridge T. Gerry III Vice President Kevin McIntyre Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $40,000 and $38,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,773 and $8,712, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements, and (2) review of the consolidated 2005 and 2004 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2006 and 2005.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $12,500 and $12,075, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended March 31, 2007 and March 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate fees billed by E&Y of $21,273 and $82,287, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$21,273	$20,787
Non-Covered Services	0	61,500

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Name – Kevin McIntyre

            Title – Vice President

            Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. (collectively, the “UBS Global AM – Americas Region” or “Advisor”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Information is as of – May 30, 2007

(a) (2) (i) Portfolio Manager

                 Kevin McIntyre

(a) (2) (ii) (A)	Registered Investment Companies

                 The portfolio manager is responsible for one additional Registered Investment Company and manages $787,966,002 in total assets as of March 31, 2007.

(a) (2) (ii) (B)	Other Pooled Investment Vehicles

                 None

(a) (2) (ii) (C)	Other Accounts

                 None

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a) (2) (iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of March 31, 2007.)

(a) (3) Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. McIntyre, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Lehman Brothers Municipal Bond Index. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of March 31, 2007, except as otherwise noted.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of March 31, 2007.)

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed June 9, 2004 (Accession Number: 0000950136-04-001889)(SEC File No. 811-07528).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:	/S/ KAI R. SOTORP
Kai R. Sotorp President

Date:	May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KAI R. SOTORP
Kai R. Sotorp President

Date:	May 30, 2007

By:	/S/ THOMAS DISBROW
Thomas Disbrow Vice President and Treasurer

Date:	May 30, 2007